UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) July 28, 2023

TAUTACHROME, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141907	84-2340972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3379 Peachtree Road, NE, Suite 655 Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

 404-698-1701

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard. Transfer of Listing.

FINRA. As a result of delays in filing the 10K and the first quarter report, and not to be rejected, FINRA was asked to withdraw the company’s application for a reverse stock split, name change, and ticker change.

OTC Markets. The delay in filing the 03.31.2023 10Q caused the company’s stock to fall into the Expert Information section of the OTC Markets.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

David LaMountain resigned from being a director or officer of the company.

Melvin Paul replaced Dr. Jon Leonard as Chief Financial Officer. Mr. Paul has over 15 years in the financial services industry. He served in accounting positions at BNY Mellon, JP Morgan Chase, and Wells Fargo. Graduate of the Alfred Lerner College of Business and Economics at the University of Delaware earning a Bachelor of Science in Accounting. Mr. Paul’s present compensation was privately arranged by Mr. Holly, without any responsibility or recourse to the Company. When, and if, the Company has sufficient independent directors to comprise a Compensation Committee, Mr. Paul’s ongoing compensation will be determined by such committee.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors increased the Company’s authorized common stock to 25,000,000,000 shares.

Item 8.01	Other Events

Termination of Consultants.

An accounting consultant, who maintained the company’s financial records and prepared them for quarterly reports and annual audits, was terminated. There were no disagreements about the company’s financial position and the company considered his work to be professionally sufficient. Though the company had been his client for many years, based on his desired price changes, he could not reach an engagement agreement with the company’s new management.

The engagement of a consultant who posted about the company on social media platforms was ended. His postings failed to disclose that he was paid by the company. This practice is incompatible with the enforced transparency policies of the company going forward.

Operations.

Jerome C. Irons has been selected as President of AI Ethics Solutions to offer specialized consulting services to artificial intelligence creators, developers, and users.

•	Mr. Irons has over 40 years designing, engineering, testing, and managing telecommunications networks. He an expert in deployment of every mode of content delivery in digital and analog mediums.

•	More than half of his career has been spent in managed network solutions with AT&T and Bell operating companies, where he engineered and deployed voice and data solutions for both the service providers' and customer network infrastructures.

•	Mr. Irons led teams at AT&T Labs in developing, engineering, and deploying cyber security solutions, including the establishment, and provisioning of intrusion detection technology, server-based firewall protection offerings, cyber-attack response and recovery systems, customer coordination scheme development, and evaluation of vendor security and equipment proposals and concepts.

•	He is a member of the FBI’s private sector security group, InfraGuard, as well as the International Association for Counterterrorism and Security Professionals, and is also a founding director of Red Alert Group, Inc., a global Homeland Security and Counterterrorism consultancy.

•	Mr. Irons holds a Bachelor of Science in Physics and Mathematics from Lincoln University.

Timothy Williams has been selected as President of Image Acquisition and Marketing Solutions.

•	Originally from Ft. Lauderdale, Florida, Mr. Williams showed early leadership as the winner of Governor of Florida American Legion Boys State and as a State Wrestling Champion. He earned appointments to both the United States Military Academy at West Point and the United States Air Force Academy.

•	Upon graduating from the U.S. Air Force Academy, Captain Williams honorably served over 10 years as a Communications Officer in the US Air Force.

•	During the initial Dotcom era, Captain Williams was COO of a start-up company and was directly responsible for that company becoming the very first affiliate marketing partner with what was then Microsoft Expedia.

•	As a Client Services Executive with AT&T, he managed IT Solutions for AT&T’s external clients.

•	Most recently, Mr. Williams has been the Founder and President of Windspeed Inc, a company specializing in providing IT Management Services for AT&T, Home Depot, Cisco Systems, and a public school district.

•	Following his passion to teach, for eight years, he was an Adjunct Professor at Clark Atlanta University (CAU). He wrote the curriculum and taught CAU’s first Project Management Course.

•	Captain Williams has a Bachelor of Science degree In Engineering from the U.S. Air Force Academy and an MBA specializing in Technology Management from the University of Phoenix.

•	Interestingly, he resides between Atlanta, GA, Ft. Lauderdale, FL, and Medellin, Colombia.

•	At his cost, Mr. Williams has established a South American office and representation for the company in Colombia.

Gregory L. Carter has been selected as President of FlexOptiX Exchange to focus on visual assets sale and license back transactions.

•	Over 20 years, a strategic sales and marketing leader with success growing revenues through direct sales and new business account acquisitions and partnerships: AT&T, Sprint, Fiserv, YP Holdings, Yahoo!, Amazon, Bank of America, Blizzard Entertainment, Delta Airlines, and other top tier players.

•	As Solutions Relationship Director for Customer Strategy and Growth at KPMG, he led transition of business development practices during the acquisition of Link Analytics by KPMP.

•	Five years as Sales Director at Compete (Kantar Media), closing $6.3 million in new business.

•	From 1994-2008, he was AT&T Director for Online Partnerships and Marketing. Defined online marketing strategy and assured quality, timely implementation resulting in rise in broadband sales by 54%, new customer orders up 30%, click through rates by 50%, and online registrations by 65.7%, while growing online remittance volume from $500 million to $1.4 billion in only two years.

•	Since 2014, Managing Partner, Carter Financial, an Atlanta based financial management firm. President, Atlanta Chapter, American Financial Education Alliance. An Accredited Small Business Consultant®. A member of the National Association of Certified Financial Fiduciaries®. He is a Business Financial Literacy Advisor.

•	Master of Science in Administration, Central Michigan University; Bachelor of Science in Management, Hampton University.

Douglas McHenry has been selected as President of Red Alert Network.

•	A 30-year veteran media and entertainment professional whose experience spans traditional and digital platforms. He has been active in the creation, management and distribution of entertainment and news content. During that time, he has served as a film and television executive and has produced and directed several feature films.

•	Majority Owner and Chief Executive Officer, Soul of the South TV, a digital television network.

•	Production and Business Affairs Executive with Peter Guber’s Casablanca Records & Filmworks, Quincy Jones’ Grio Entertainment, and head of Television for Avco Embassy Pictures. Over 30 years, Managing Partner, Elephant Walk Entertainment, making content for Warner Brothers, Twentieth Century Fox, New Line Cinema, and Sony Pictures, generating over $1,000,000,000 worldwide gross revenue. Executive Producer, Producer, Director, Music Supervisor, and Creative Consultant to numerous movies and television shows.

•	Nurtured talents like: Academy Award Winner, Golden Globe Winner Regina King; Academy Award Winner, Screen Actors Guild Winner, Golden Globe Winner Forest Whitaker; Academy Award Winner, Screen Actors Guild Winner Mo’Nique; Academy Award Winner, Golden Globe Winner, British Academy Film Winner Jodie Foster; Screen Actors Guild Winner, Academy Award Nominee Thomas Haden Church; Primetime Emmy Winner Joe Morton (“Papa Pope” of “Scandal”). Member of the Academy of Motion Picture Arts and Sciences (Oscar) and Director’s Guild of America (DGA), recipient of industry awards including NAACP Image Awards.

•	Juris Doctor, Harvard University Law School; Master in Business Administration, Harvard University Graduate School of Business; Bachelor of Arts in Economics, Stanford University.

Headquarters Change.

The company moved its headquarters to Atlanta, Georgia. Its business address and telephone numbers are:

ARtelligence Holdings, Inc.

3379 Peachtree Road, NE (Buckhead), Suite 655

Atlanta, Georgia 30326

Telephone: 404-698-1701 Fax: 404-698-1662

Brand Name.

The Company has changed its name in Delaware, the State of its incorporation. However, until, and if, the Company has a name and ticker symbol change approved by FINRA and CUSIP, the Company shall be doing business as (“dba”) or formerly known as (“f/k/a”) Tautachrome, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tautachrome, Inc.

Date: July 28, 2023	By:	/s/ Timothy A. Holly
Timothy A. Holly, CEO